SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 7, 2007

MOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31409	74-2834515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515 Research Boulevard, Building 5 Austin, Texas	78759-2220
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (512) 339-8335

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed in various press releases and Current Reports on Form 8-K, the Company determined in 2005 that we needed to restate our historical financial statements dating back to 2001, and in that connection the Audit Committee of our Board of Directors undertook and completed an independent review of various related accounting matters. Also as previously disclosed, we dismissed Ernst & Young LLP as our independent accountant in July of 2007, and on October 17, 2007, we engaged BDO Seidman, LLP (“BDO Seidman”) as our successor independent accountant. As a result of the foregoing and the need for BDO Seidman to audit the Company’s annual financial statements for the years ended December 31, 2003, 2004, 2005 and 2006, and review the Company’s quarterly financial statements for the quarters ended September 30, 2005, March 31, 2006, June 30, 2006, September 30, 2006, March 31, 2007, June 30, 2007, and September 30, 2007, the Company is unable to complete and file the periodic reports required by the Securities Exchange Act of 1934 within the prescribed time periods for such reports. In an effort to provide investors and other interested parties with meaningful financial information pending completion of BDO Seidman’s audits and reviews, we publicly furnished (through a Current Report on Form 8-K dated September 5, 2007) unaudited and unreviewed financial statements for the years ended December 31, 2005 and 2006, and the six months ended June 30, 2007. As announced in a press release issued on August 29, 2007, we are herewith publicly furnishing (in Exhibit 99.2) unaudited and unreviewed interim financial statements for the three- and nine-month periods ended September 30, 2007, our most recently concluded fiscal quarter, together with notes thereto and certain textual disclosures that would typically be found in a Quarterly Report on Form 10-Q for the quarter then ended (including “Management’s Discussion and Analysis of Financial Condition and Results of Operations”).

THE FINANCIAL STATEMENTS FURNISHED IN EXHIBIT 99.2 TO THIS CURRENT REPORT ON FORM 8-K HAVE BEEN PREPARED BY THE COMPANY IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) AND INCLUDE ALL ADJUSTMENTS DEEMED APPROPRIATE BY THE COMPANY, BUT HAVE NOT BEEN REVIEWED BY OUR INDEPENDENT ACCOUNTANT. UNTIL SUCH FINANCIAL STATEMENTS HAVE BEEN SO REVIEWED, WE CAN GIVE NO DEFINITIVE ASSURANCE THAT ALL ADJUSTMENTS NECESSARY TO PRESENT OUR FINANCIAL INFORMATION IN ACCORDANCE WITH GAAP HAVE BEEN IDENTIFIED AND PROPERLY REFLECTED IN SUCH FINANCIAL STATEMENTS. THEREFORE, ALL RESULTS REPORTED IN THE FINANCIAL STATEMENTS FURNISHED IN EXHIBIT 99.2 SHOULD BE CONSIDERED PRELIMINARY AND SUBJECT TO CHANGE UNTIL WE FILE OUR QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2007.

We anticipate that we will file our delinquent periodic reports with the Securities and Exchange Commission (“SEC”) as promptly as possible after the completion of BDO Seidman’s audits and reviews, as applicable, of our financial statements. The timing of the audit and review process is largely outside our control; therefore, we cannot currently predict when we will be able to complete and file our delinquent periodic reports.

Item 2.02.	Results of Operations and Financial Condition.

On November 7, 2007, Motive issued a press release announcing that it had filed with the SEC a Current Report on Form 8-K furnishing unaudited and unreviewed financial statements for the three- and nine-months ended September 30, 2007 (the “Unreviewed Financial Statements”).

The press release and the Unreviewed Financial Statements are furnished herewith as Exhibits 99.1 and 99.2, respectively, and not filed for purposes of the Securities Exchange Act of 1934. Unless expressly incorporated into a filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, made after the date hereof, the information contained in this Item 2.02 and in the furnished press release and Unreviewed Financial Statements shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

See the cautionary language and disclaimer set forth in all caps under the “Introductory Note” above.

This Form 8-K contains certain forward looking statements, within the meaning of the federal securities laws, which are identified by the use of the words “believes”, “expects”, “anticipates”, “will”, “contemplates”, “would”, “should”, “may”, “estimate”, “intend”, “plan” and similar expressions that contemplate future events. These forward-looking statements are subject to risks and uncertainties that could cause our actual results or performance to differ materially from that indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, our ability to timely complete the restatement of our historical financial results and timely complete our financial statements for the years ended December 31, 2005 and December 31, 2006 and for interim periods since December 31, 2006, the ability of our new independent accounting firm to complete its audits and reviews of our financial statements, our ability to complete and file our delinquent SEC reports, the fact that our historical financial results are not finalized and are subject to change, the outcome of an ongoing SEC investigation, our ability to consummate the previously disclosed settlements of our pending securities and shareholder derivative litigation, and those additional risk factors and uncertainties discussed in Exhibit 99.2 to this Form 8-K and our other filings with the SEC, which are available at www.sec.gov. Statements included in this Form 8-K are based upon information known to us as of the date of this Form 8-K, and we assume no obligation to update any information contained in this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934. Unless expressly incorporated into a filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 made after the date hereof, the information furnished in Exhibits 99.1 and 99.2 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

99.1	Press release dated November 7, 2007.

99.2	Unaudited and unreviewed financial statements for the three- and nine-month periods ended September 30, 2007, including notes thereto and certain textual disclosures that would typically accompany such financial statements in a Quarterly Report on Form 10-Q (including “Management’s Discussion and Analysis of Financial Condition and Results of Operations”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVE, INC.

Date: November 7, 2007	By:	/s/ Mike Fitzpatrick
Mike Fitzpatrick
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated November 7, 2007.

99.2	Unaudited and unreviewed financial statements for the three- and nine-month periods ended September 30, 2007, including notes thereto and certain textual disclosures that would typically accompany such financial statements in a Quarterly Report on Form 10-Q (including “Management’s Discussion and Analysis of Financial Condition and Results of Operations”).